EXHIBIT 99.2


                  Cosi, Inc. (Nasdaq: COSI)


                                William D. Forrest, Chairman
                                Kevin Armstrong, President & CEO
                                William Koziel, CFO



[LOGO] Cosi
       SIMPLY GOOD TASTE                                                       1

               Safe Harbor Concerning Forward Looking Statements

Matters discussed in this presentation, which relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:

o the cost of our principal food products and supply and delivery shortages and interruptions;

o     labor shortages or increased labor costs;

o     changes in consumer preferences and demographic trends;

o     expansion into new markets;

o our ability to locate suitable restaurant sites in new and existing markets and negotiate acceptable lease terms;

o competition in our markets, both in our business and in locating suitable restaurant sites;

o     our operation and execution in new and existing markets;

o our ability to recruit, train and retain qualified corporate and restaurant personnel and management;

o     cost effective and timely planning, design and build-out of restaurants;

o     our ability to attract and retain qualified franchisees;

o the availability and cost of additional financing, both to fund our existing operations and to grow and open new restaurants;

o the rate of our internal growth and our ability to generate increased revenue from our existing restaurants;

o our ability to generate positive cash flow from existing and new restaurants;

o     the reliability of our customer and market studies;

o     fluctuations in our quarterly results due to seasonality;

o increased government regulation and our ability to secure required governmental approvals and permits;

o our ability to create customer awareness of our restaurants in new markets;

o     market saturation due to new restaurant openings;

o     inadequate protection of our intellectual property;

o adverse weather conditions which impact customer traffic at our restaurants; and

o     adverse economic conditions.

The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                       2

Outline

o     Cosi Concept Review

o     Cosi Growth Strategy and Plans

o     Cosi Financial Performance


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                       3

                               Cosi Concept Review


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                       4

Cosi - "Simply Good Taste"


o Cosi is the premium convenience restaurant that seamlessly provides authentic, innovative food in a sophisticated environment while remaining an affordable luxury

      - Our distinctive product offerings feature the signature Cosi crackly crust flatbread that is freshly baked in front of our customers throughout the day in an open flame stone hearth oven prominently visible to our guests

      - We provide our guests a welcoming, comfortable and urbane atmosphere through a contemporary and upscale design that reflects taste and style

      - Currently operate 97 units in 14 states and Washington, D.C. via different restaurant formats that are both company-owned and franchised

      -     Average check per transaction = $8.66...an affordable luxury


                               [GRAPHICS OMITTED]


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                       5

      Our Current and Future Guests: A Well-Defined and Attractive Target

o Cosi reviewed industry purchase data (CREST) and identified the target customer based on purchase activity

o Resulted in 3 clusters that do 85% of category buying and represent 40 million households

o     Three clusters:


                          Adults 18-34 Without Children

                          Upscale Suburbanites of All Ages

                          Metro Elites of All Ages




[LOGO] Cosi
       SIMPLY GOOD TASTE                                                       6

Our Guests - A Sophisticated Demographic

Our guests fall into what we term the Premium Convenience market and have the following primary characteristics:

o     Seeking a quality convenience dining experience

o     Higher disposable income

o     More sophisticated food preferences and demands for variety

o     Desire for fast and convenience service without sacrificing quality

o     Buyers of affordable luxuries



                                 Innovative
                                  Menu with
                                Sophisticated
                                   Flavors

Upscale and                                                High Quality
Welcoming                                                  Made-to-Order
Decor                                                        Products


                                   Premium
                                 Convenience
                                    Market


          Average                                        Convenient
         Check of                                        Limited or
          $6 - $9                                       Self-Service


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                       7

Cosi Serves Authentic, Innovative, Savory Food

o     Signature Cosi bread baked throughout the day in front of customers

o Authentic, innovative savory sandwiches, salads, pizzas, melts, Cosi bagels, soups, appetizers, S'mores and other desserts


o     Coffee beverages, tea, smoothies, mochas, lattes and coffee cocktails


o Some restaurants feature full daypart offerings from breakfast through evening cocktails and dessert


o Fresh, high quality ingredients that appeal to sophisticated tastes in a made-to-order format


o Seasonal limited time offerings appeal to guests' changing tastes and desire for variety


o Consistent excellence in product development in the fast casual sector led to recognition in October 2005 New Products Magazine

                               [GRAPHICS OMITTED]


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                       8

Cosi Serves the Guest Seamlessly in a Sophisticated Environment

o     Relaxed, welcoming atmosphere

o     Our new generation restaurant design enhances our guests' experience

      - Won 2005 "Superior Achievement in Design and Imaging" (SADI) Award from Retail Traffic

      - Combines efficient counter service format with relaxing contemporary environment

      -     Order at point-of-sale

      - Runners deliver food to tables or to take-out waiting area, allowing guests to relax sooner

      -     Cost effective to open (approximately $676,000) and operate

      - Recent utilization studies show that during peak lunch period, average time from entering restaurant to receiving food is 4.5 minutes.

      -     Have achieved identical results in our Cosi Downtown model.

      - Have demonstrated throughput capacity of 320 transactions per hour during the peak lunch daypart


                              [[GRAPHICS OMITTED]


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                       9

Cosi Provides High Quality Product, Service, and Experience While Remaining An Affordable Luxury

o     Our average check of $8.66 is perceived as an affordable luxury


o     Quality is not compromised by convenience


o     Strong premium brand environment


o Pricing is determined with sophisticated analytics to maintain strong customer traffic growth while maximizing profit


                              [[GRAPHICS OMITTED]


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      10

                        Cosi Growth Strategy and Plans


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      11

Cosi Competes in the Exciting Premium Convenience Category


o     Consumers are dining out more frequently

      -     Busier lifestyles - limited time to prepare food

      -     Less expensive to eat out vs. dine at home

o     Customers seek both convenience and quality

      -     Convenience drives 75% of restaurant meal decisions

      - Consumers are willing to "trade up" - pay more for quality, taste and setting

o     Sandwich and salad capture 60% of market

      - Panera is only premium sandwich and salad concept with national footprint

      -     Clear opportunity for another player to service national demand


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      12

Our Premium Convenience Market Opportunity

o Based on our market research, we view this as a large, attractive demographic.

o Expanding our marketing initiatives on brand awareness will increase our customer loyalty and drive higher sales volumes

o Expansion through company-owned and franchised locations will allow us to reach more of our targeted customer base


                                       Top
                                       25
                                     Markets
                                  > 1,400 Cosi
                                    Locations

                               ---------------------

                                 Top 75 Markets
                             > 1,900 Cosi Locations

                            ---------------------------

                          Adults 18-34 Without Children
                        Upscale Suburbanites of All Ages
                            Metro Elites of All Ages

                        -----------------------------------

                              40 Million Households


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      13

Market Potential for Growth

There is potential for 1,900 Cosi restaurants in the top 75 markets - more than 18 times the current portfolio.


   [THE FOLLOWING TABLE IS REPRESENTED BY A BAR GRAPH IN THE SOURCE MATERIAL]



                                  Corner Bakery       Cosi      Panera
                           -------------------------------------------
         Growth Opportunity            416            1,803      2,175
         -------------------------------------------------------------
         Current Units                  84               97        825
         -------------------------------------------------------------
         Total                         500            1,900      3,000

                 Source: Wall Street and Cosi market research.


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      14

Infrastructure to Support Growth

o Executive management team with public company, as well as both culinary and QSR expertise

      -     William D. Forrest, Chairman

            o     Headed the Restructuring Group at Gleacher & Co.

            o     CEO of Fine Host Corporation

      -     Kevin Armstrong, President and CEO

            o     20+ years of restaurant experience

            o     Long John Silver's, Subway, PepsiCo and Burger King

      -     William Koziel, Chief Financial Officer

            o     15+ years of executive financial experience

            o     Galyan's Trading Company, Homelife Furniture, Evans

      -     Gilbert Melott, EVP of Operations and People

            o 18+ years of operations, training and human resources development experience

            o     Bennigan's, Sheraton Holding Corporation

      -     Paul Seidman, VP of Food and Beverage

            o     20+ years of foodservice experience

            o     Bertucci's, The New England Restaurant Company

      -     Larry Bader, VP of Franchise Sales

            o     30+ years franchise sales and development

            o     Atlanta Bread Company, Applebee's International, Inc.

o Support Center in Deerfield, IL is fully staffed to support growth with franchise sales and operations support, construction, real estate, business development, marketing, IT, training and development, finance, human resource, supply chain and legal services


                         G&A Expense Distribution (1)

            Franchise Sales and Operations Support, Construction,
              Real Estate, Business Development and Training ~29.5%



                                     Public
                                     Company
                                       And
                                   Compliance
                                      ~21%


                                  Company-Owned
                               Restaurant Support
                                      ~18%




                                      Other
                              Administrative ~31.5%



(1) Expected 2006 spending by category.


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      15

Positioned for Growth



           Strong Brand                                                            Strong Core Financials

        6.9% YTD 2005 Same                                             Q3 2005 LTM AUV of $1.4 Million and Restaurant
        Store Sales Growth                                            Cash Flow of 19.8% for Comparable Units, Yielding
                                                                                31.5% Cash-on-Cash Return (1)
    17 Consecutive Quarters of
     Same Store Sales Growth                                           Driving Results Through a Platform of Heritage
                                                                                Cosi Downtown, Full Cosi and
Outstanding Customer Satisfaction                                                     New Design Units


                                                Infrastructure

                                        Management Team with Extensive
                                       Casual Dining and QSR Experience

                                         Fully Staffed Support Center
                                               In Deerfield, IL


                                                                                         Development

                                                                         17 New Company-Owned Locations During 2006
            New Generation Design                                                and 215 by the end of 2010

Expected AUV of $1.6 Million and Cash Flow of                           150 Franchisee Commitments by the End of 2005
25.7%, Yielding 60.8% Cash-on-Cash Return (2)                             At Least 20 Locations to Open During 2006
                                                                               585 Locations by the End of 2010
            Award-Winning Design
                                                                                      Strategic Alliances


(1) Comparable units only as of October 3, 2005.
(2) Forecasted 12 months results based on a combination of new generation units in urban and suburban locations


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      16

Growth Strategy


o     2006 growth adds 36.3% to Cosi's unit base

      -     Our goal is to open 17 company-owned locations during 2006:

                                    Q1    Q2    Q3    Q4
                                   ----------------------
            Quarterly Growth        0    10      6     1

      -     Franchisees are expected to open at least 20 locations during 2006

                  >     150 franchise unit commitments by the
                        end of 2005
                  >     Assistance provided to franchisees for
                        optimal real estate decisions

      - Continuing to pursue strategic alliances based on experiences with Cosi Pronto and Macy's

                  >     E.g., airports, college campuses

o     Long range growth goals

      - End of 2010 unit chain with 215 company-owned and 585 franchise locations

      -     Opportunistic strategic alliances



[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      17

Concept Platform


                          Projected Annual
                           Performance of
                       New Generation Design (1)
                       -----------------------

AUV $                        $1,600,000

Restaurant Cash Flow $        $411,200

Restaurant Cash Flow %          25.7%

Cash-on-Cash Return %           60.8%


(1) Forecasted 12 months results based on a combination of new generation units in urban and suburban locations


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      18

                          Cosi Financial Performance



[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      19

               Rolling Three Year Performance Comparison - LTM Q3


The organization has demonstrated continuous financial performance improvement.


                                                           U.S. Dollars in Thousands (1)
                                 ---------------------------------------------------------------------------------

                                    12 Months Ended               12 Months Ended                12 Months Ended
                                    October 3, 2005              September 27, 2004             September 29, 2003
                                 --------------------           --------------------           -------------------
Restaurant Net Sales             $117,085.3    100.0%           $107,223.0    100.0%           $105,496.8   100.0%
Comp Sales % (2)                        9.5%                          15.1%

COGS                               28,593.1     24.4%             27,404.5     25.6%             29,341.4    27.8%
                                 -----------                    -----------                    ----------

Gross Profit                       88,492.2     75.6%             79,818.5     74.4%             76,155.4    72.2%

Total Labor Expenses               40,072.0     34.2%             37,321.0     34.8%             36,918.3    35.0%

Manager Controllables               7,538.5      6.4%              7,461.0      7.0%              8,373.8     7.9%

Support Controllables               2,784.7      2.4%              2,528.8      2.4%              2,706.0     2.6%
                                 -----------                    -----------                    ----------

Controllable Contribution          38,097.0     32.5%             32,507.7     30.3%             28,157.3    26.7%
Margin Improvement                             2.2pp                          3.6pp

Fixed Costs                        17,763.6     15.2%             17,786.1     16.6%             18,023.8    17.1%
                                 -----------                    -----------                    ----------

Restaurant Cash Flow              $20,333.4     17.4%            $14,721.6     13.7%            $10,133.5     9.6%
                                 ===========                    ===========                    ==========
% Annual Growth                        38.1%                          45.3%
                                 ===========                    ===========

      (1)   Due to rounding, some percentages might not foot.
      (2) Calculated using 12 months ended net sales for the 82 comparable units as of October 3, 2005.


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      20

Net Income Comparison


                                                                        U.S. Dollars in Thousands
                                                    -----------------------------------------------------------------

                                                    12 Months Ended        12 Months Ended          12 Months Ended
                                                    October 3, 2005       September 27, 2004       September 29, 2003
                                                    ---------------       ------------------       ------------------
Restaurant Net Sales                                $     117,085.3       $        107,223.0       $        105,496.8
COGS                                                       28,593.1                 27,404.5                 29,341.4
Restaurant Operating Expenses                              68,158.8 (1)             65,096.9 (2)             66,021.9 (3)
                                                    ---------------       ------------------       ------------------
Restaurant Cash Flow                                       20,333.4                 14,721.6                 10,133.5
                                                    ---------------       ------------------       ------------------

Franchise Fees and Royalties                                   77.7                      0.0                      0.0

G&A Expenses                                               23,018.1                 20,126.0                 20,281.8
Corporate Office Relocation                                   158.1                    935.6                      0.0
Stock Compensation Expense                                  2,779.3                  2,906.1                    493.0
Depreciation and Amortization                               7,247.0                  7,073.9                  7,696.6
Pre-opening Expenses                                          659.4                    193.5                  1,286.6
Provision for Losses on Impairments and Disposals             982.1                  3,307.5                  6,747.9
Lease Termination Benefit                                    (283.4)                (3,420.0)                (1,510.7)
                                                    ---------------       ------------------       ------------------

Operating Loss                                            (14,149.5)               (16,401.0)               (24,861.7)

Interest Income, net                                          444.3                      6.7                   (542.3)
Reserve for Notes Receivable from Stockholders                (55.1)                (1,472.0)                     0.0
Other Income, net                                              89.8                   (148.5)                (5,208.2)
                                                    ---------------       ------------------       ------------------

Net Loss                                                  (13,670.5)               (18,014.8)               (30,612.2)

Preferred Stock Dividends                                       0.0                      0.0                 (1,416.9)
                                                    ---------------       ------------------       ------------------

Net Loss per Common Share                           $     (13,670.5)      $        (18,014.8)      $        (32,029.1)
                                                    ===============       ==================       ==================

EPS                                                 $         (0.41)      $            (0.69)      $            (2.13)
                                                    ===============       ==================       ==================

EPS - Excluding Stock Compensation                  $         (0.31)      $            (0.58)      $            (2.09)
                                                    ===============       ==================       ==================


-------------------------------------------------------------------------------------------------------------------------
Total Labor Expenses                                $      40,072.0       $         37,321.0       $         36,918.3
Manager Controllables                                       7,538.5                  7,461.0                  8,373.8
Support Controllables                                       2,784.7                  2,528.8                  2,706.0
Fixed Costs                                                17,763.6                 17,786.1                 18,023.8
                                                    ---------------       ------------------       ------------------
                                                    $      68,158.8 (1)   $         65,096.9 (2)   $         66,021.9 (3)
                                                    ===============       ==================       ==================
-------------------------------------------------------------------------------------------------------------------------


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      21

Selected Balance Sheet and Cash Flow Information

                                                             U.S. Dollars in Thousands
                                            -----------------------------------------------------------

                                            9 Months Ended       9 Months Ended        9 Months Ended
                                            October 3, 2005    September 27, 2004    September 29, 2003
                                            ---------------    ------------------    ------------------

Selected Balance Sheet Information
----------------------------------------

Cash, Cash Equivalents and Investments             40,186.6              18,547.6               3,239.0
Property, Plant and Equipment, net                 33,478.1              30,883.9              38,217.2

Total Current Assets                               43,766.1              21,006.8               6,558.2
Total Current Liabilities                          10,431.2              11,772.6              14,165.0
Current Ratio                                           4.2                   1.8                   0.5

Selected Cash Flow Information
----------------------------------------

Net Cash Used in Operating Activities              (2,401.6)             (6,291.2)            (10,031.5)
Capital Expenditures                               (4,888.8)             (2,740.9)             (3,571.6)
Net Cash Provided by Financing Activities          36,476.1              19,963.6               3,519.3


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      22

Improvements in Operating Performance Continues


                                        U.S. Dollars in Thousands (1)
                                  -----------------------------------------

                                    3 Months Ended        3 Months Ended                 Margin
                                    October 3, 2005     September 27, 2004               Change
                                  -------------------   -------------------   ----------------------------
Restaurant Net Sales              $30,778.4    100.0%   $28,170.0    100.0%                --
Comp Sales % (2)                        7.8%                  6.9%

COGS                                7,254.2     23.6%     7,016.6     24.9%   130 Basis Points Improvement
                                  ---------             ---------

Gross Profit                       23,524.2     76.4%    21,153.4     75.1%   130 Basis Points Improvement

Total Labor Expenses               10,339.3     33.6%     9,398.6     33.4%   20 Basis Points Decrease (3)

Manager Controllables               1,929.8      6.3%     1,818.0      6.5%   20 Basis Points Improvement

Support Controllables                 718.0      2.3%       674.2      2.4%   10 Basis Points Improvement
                                  ---------             ---------

Controllable Contribution          10,537.1     34.2%     9,262.6     32.9%   140 Basis Points Improvement

Fixed Costs                         4,661.5     15.1%     4,337.5     15.4%   20 Basis Points Improvement
                                  ---------             ---------

Restaurant Cash Flow               $5,875.6     19.1%    $4,925.1     17.5%   160 Basis Points Improvement
                                  =========             =========

     (1) Due to rounding, some percentages might not foot.

               (2) As reported in public filings.

          (3) Primarily affected by stock compensation:

Stock Compensation                   $264.2     0.9%              $ (110.5)   -0.4%
Other Labor                        10,075.1    32.7%               9,509.1     33.8%
                                  ---------                      --------
Total Labor Expenses              $10,339.3    33.6%             $9,398.6     33.4%
                                  =========                      ========


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      23

Reconciliation of Non-GAAP Measures to Net Income

                                                             U.S. Dollars in Thousands
                                                      ----------------------------------------

                                                      3 Months Ended          3 Months Ended
                                                      October 3, 2005       September 27, 2004
                                                      ---------------       ------------------
     Restaurant Net Sales                             $      30,778.4       $         28,170.0
     COGS                                                     7,254.2                  7,016.6
     Restaurant Operating Expenses                           17,648.6 (1)             16,228.3 (2)
                                                      ---------------       ------------------
     Restaurant Cash Flow                                     5,875.6                  4,925.1
                                                      ---------------       ------------------

     Franchise Fees and Royalties                                25.0                      0.0

     G&A Expenses                                             5,480.9                  5,845.6
     Stock Compensation Expense                               1,124.5                   (689.3)
     Depreciation and Amortization                            1,868.1                  1,696.8
     Pre-opening Expenses                                       300.6                    125.5
     Lease Termination Benefit                                  (69.1)                   357.3
                                                      ---------------       ------------------

     Operating Loss                                          (2,804.4)                (2,410.8)

     Interest Income, net                                       334.4                     55.6
     Reserve for Notes Receivable from Stockholders               0.0                 (1,472.0)
     Other Income, net                                           43.6                     11.9
                                                      ---------------       ------------------

     Net Loss                                         $      (2,426.4)      $         (3,815.3)
                                                      ===============       ==================

     EPS                                              $         (0.06)      $            (0.12)
                                                      ===============       ==================

     EPS - Excluding Stock Compensation               $         (0.03)      $            (0.10)
                                                      ===============       ==================

                                                                            ------------------

--------------------------------------------------------------------------------------------------
     Total Labor Expenses                             $      10,339.3       $          9,398.6
     Manager Controllables                                    1,929.8                  1,818.0
     Support Controllables                                      718.0                    674.2
     Fixed Costs                                              4,661.5       $          4,337.5
                                                      ---------------       ------------------
                                                      $      17,648.6 (1)   $         16,228.3 (2)
                                                      ===============       ==================
--------------------------------------------------------------------------------------------------


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      24

Continued Financial Improvement


                                        2005            2005            2006            2007            2008
                                      Guidance        Forecast        Guidance         Target          Target
                                    -------------   -------------   -------------   -------------   -------------
# Company-Owned Units EOY                                      96             112             133             156
# Franchise Units EOY                                           5              25              93             197
                                                    -------------   -------------   -------------   -------------
Total Unit Count EOY                                          101             137             226             353
                                                    =============   =============   =============   =============

Comparable Sales                     7.0% - 9.0%              6.9%   4.0% - 5.0%     4.0% - 5.0%     4.0% - 5.0%

COGS (1)                                     24.0%           24.0%           23.0%  22.5% - 23.5%   22.5% - 23.5%

Restaurant Operating Expenses (1)   57.0% - 58.0%   57.0% - 58.0%            55.0%  54.0% - 55.0%   54.0% - 55.0%

G&A Expenses (2), (4)               $19.0 - $20.5   $21.0 - $21.5   $22.0 - $23.0   $23.0 - $25.0   $26.0 - $28.0

EPS (3)                                    ($0.11)         ($0.16)  $0.06 - $0.11   $0.29 - $0.39   $0.62 - $0.72

Cash Flow from Operations (2)                                       $15.5 - $16.5   $19.0 - $26.0   $34.0 - $40.0

Return on Assets                                                     4.0% - 4.5%    9.0% - 12.5%    16.0% - 18.7%


                                        2009            2010
                                       Target          Target
                                    -------------   -------------
# Company-Owned Units EOY                     183             215
# Franchise Units EOY                         384             585
                                    -------------   -------------
Total Unit Count EOY                          567             800
                                    =============   =============

Comparable Sales                     4.0% - 5.0%     4.0% - 5.0%

COGS (1)                            22.5% - 23.5%   22.5% - 23.5%

Restaurant Operating Expenses (1)   53.0% - 54.0%   53.0% - 54.0%

G&A Expenses (2), (4)               $29.0 - $31.0   $32.0 - $34.0

EPS (3)                             $1.14 - $1.24   $1.75 - $1.85

Cash Flow from Operations (2)       $56.0 - $62.0   $81.0 - $86.0

Return on Assets                    22.4% - 24.4%   25.0% - 26.5%


(1) Calculated as a percent of restaurant net sales

(2) U.S. Dollars in millions

(3) Does not include stock compensation expense or impairment charges; 2005 forecast is approximation

(4) Targets include 5.0% baseline growth plus incremental spending to support larger restaurant portfolio base


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       SIMPLY GOOD TASTE                                                      25
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SUMMARY


                               [GRAPHICS OMITTED]


o     Continued guest loyalty and acceptance

o     Significant market opportunity

o     Defined strategy and infrastructure for growth

o     Seasoned management team

o     Compelling restaurant economics

o     Continued financial improvement

o     Growth capital needs funded by secondary offering


[LOGO] Cosi
       SIMPLY GOOD TASTE                                                      26